EXHIBIT 10.13

                               D.B. ZWIRN SPECIAL
                            OPPORTUNITIES FUND, L.P.
                           745 5th Avenue, 18th Floor
                            New York, New York 10151

                                 January 7, 2005


GulfWest Oil & Gas Company
4801 N. Sam Houston Pkwy. E.
Suite 300
Houston, Texas 77060
Attention:  Thomas Kaetzer


RE: Amended and Restated Credit Agreement dated as of September 22, 2004 (the "Credit Agreement") among GulfWest Oil & Gas Company, a Texas corporation, as Borrower, D.B. Zwirn Special Opportunities Fund, LP, a Delaware limited partnership, as Administrative Agent (f/k/a Highbridge/Zwirn Special Opportunities Fund, L.P.) and the Lenders named therein.

Ladies and Gentlemen,

                  Reference  is  hereby  made  for all  purposes  to the  Credit
Agreement. All capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Credit Agreement for such term. You have requested the Administrative Agent and the Lenders grant Borrow the option to extend the Target Date until February 28, 2005. Borrower will notify Administrative Agent in writing on or before January 26, 2005 if it elects to exercise the option granted hereby. Such notice shall be irrevocable. In consideration for granting the option Borrower will pay to the Lenders, in the aggregate, a non-refundable fee of $25,000 contemporaneously with the execution hereof. In the event that Borrower elects to exercise the option as provided herein, Borrower will make an additional payment to the Lenders, in the aggregate, of $75,000 contemporaneously with the delivery of the notice exercising this option. All notices and other payments required or permitted under this letter agreement shall be made in accordance with the terms of the Credit Agreement. All amounts payable hereunder shall be deemed to be amounts due under the Credit Agreement. The option provided for herein may only be exercised by strict compliance with the terms of this letter agreement. In the event that Borrower fails to exercise the option provided for herein the Target Date shall remain January 28, 2005 and nothing contained herein is intended to consent to any other modification of the Credit Agreement with respect to the Target Date or any other covenant or provision thereof. By your acceptance hereof, you agree that the terms of the Credit Agreement shall remain in full force and effect except as may be expressly modified herein through the exercise of the option as provided for herein.



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           If the  foregoing  is  acceptable  to  you  please  acknowledge  your agreement by executing this letter in the space below.

                                              Very truly yours,

                                              D.B. ZWIRN SPECIAL
                                              OPPORTUNITIES FUND, L.P.

                                              BY: D.B. ZWIRN PARTNERS, LLC,
                                              AS GENERAL PARTNER

                                              By:      /S/ DANIEL B. ZWIRN
                                                       ------------------------
                                              Name:    Daniel B. Zwirn
                                              Title:   MANAGING MEMBER

ACCEPTED this 7th day of
January, 2005,

BORROWER:

GULFWEST OIL & GAS COMPANY


By: /S/ THOMAS R. KAETZER
    ---------------------------
Name:  THOMAS R. KAETZER
Title: PRESIDENT

LENDERS:

D.B. ZWIRN SPECIAL
OPPORTUNITIES FUND, L.P.

     BY: D.B. ZWIRN PARTNERS, LLC,
          ITS GENERAL PARTNER

         By: /S/ DANIEL B. ZWIRN
         ----------------------------------
         Name:  DANIEL B. ZWIRN
         Title: MANAGING MEMBER



DRAWBRIDGE SPECIAL
OPPORTUNITIES FUND LP

     BY: DRAWBRIDGE OPPORTUNITIES GP LLC,
          ITS GENERAL PARTNER

         By: /S/ CONSTANTINE DAKOLIAS
         -----------------------------------
         Name:  CONSTANTINE DAKOLIAS
         Title: CHIEF CREDIT OFFICER